Exhibit 99.2
Agenda Overview Chuck Davidson Financial Review Chris Tong North America Dave Stover International Alan Bullington Exploration Susan Cunningham Summary Chuck Davidson

Forward-looking Statement This presentation/communication may include projections and other "forward-looking statements" within the meaning of the federal securities laws. Any such projections or statements reflect Noble Energy's current views about future events and financial performance. No assurances can be given that such events or performance will occur as projected, and actual results may differ materially from those projected. Risks, uncertainties and assumptions that could cause actual results to differ materially from those projected include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other action, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's business that are detailed in its Securities and Exchange Commission filings. In addition, in connection with the recent merger of Patina Oil & Gas Corporation into a subsidiary of Noble Energy, additional risks, uncertainties and assumptions include the possibility that problems may arise in successfully integrating the businesses of the two companies and the possibility that the combined company may be unable to achieve cost-cutting synergies. Noble Energy assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law. This presentation also contains certain forward-looking non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating the company's overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. This presentation contains forward- looking non-GAAP financial measures identified as discretionary cash flow and discretionary cash flow per share (utilizing current shares outstanding). The GAAP measure most comparable to discretionary cash flow is net cash provided by operating activities (net operating cash). Net operating cash is not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort. The reconciling information that is unavailable would include a forward-looking balance sheet prepared in accordance with GAAP. The probable significance of having a forward-looking GAAP balance sheet is estimated to be a variance of plus or minus 10 percent of the forward-looking discretionary cash flow in this presentation. For additional information - website www.nobleenergyinc.com

Introduction Chuck Davidson

A Complex Environment for Energy Producers Basin Maturity in U.S. Continues to Drive Strategy Industry Consolidation Focus on Returns International Expansion Service Costs Increasing Natural Gas Evolving as a Global Commodity Growing World Economy Strong Commodity Prices and Increased Volatility Concerns Over Resource Constraints Growing Rapidly

Noble Energy Well Positioned for the Current Environment High Production Growth From Organic Projects Exploration Directed Towards Significant Resources International Expertise and Relationships Capturing New Opportunities Resource Draining Areas Being Eliminated Differentially Positive Cost Structure Price-resilient Investment Program Significant Financial Flexibility

A Simplified Business Model For Value Creation N. America Onshore International Legacy FOUNDATION High Quality / Long-lived Assets Wattenberg / Niobrara / Piceance Buffalo Wallow / Billy Rose NEAR-TERM GROWTH Large Inventory of High Return/ Low Risk Projects LONG-TERM GROWTH High Impact Exploration Deepwater West Africa New Ventures

Substantial Global Resource Potential North America Rocky Mountain Region Number of Potential Projects 16,780 Unrisked Net Potential Resources (MMBoe) 350 Mid-continent Region Number of Potential Projects 420 Unrisked Net Potential Resources (MMBoe) 40 Southern Region (2006 Program) Number of Potential Projects 44 Unrisked Net Potential Resources (MMBoe) 100 - 150 Total Resource Inventory 490 - 540 MMBoe

Substantial Global Resource Potential International North Sea Unrisked Net Potential Resources (MMBoe) 28 - 58 West Africa Unrisked Net Potential Resources (MMBoe) 296 - 910 Israel Unrisked Net Potential Resources (MMBoe) 10 - 15 China Unrisked Net Potential Resources (MMBoe) 15 - 25 Ecuador Unrisked Net Potential Resources (MMBoe) 39 - 110 Total Resource Inventory 388 - 1,118 MMBoe

Setting the Stage for Accelerated Growth New Projects/Developments Piceance, Billy Rose Swordfish, Ticonderoga and Lorien on Production Dumbarton Alba Phase 3 Gas Sales Growth in Israel Portfolio Enhancements GOM Shelf US Exploration Niobrara JV Exploration Success Block "O" (Belinda) South Lake Arthur Deep Redrock Future Exploration Projects Raton Suriname Blocks "O" and "I" Equatorial Guinea

A Very Different Noble Energy More Stable, Longer-lived Production Production 2000 2001 2002 2003 2004 2005 2006E 2006E Proforma NA Shelf 0.628 0.538 0.3947 0.3269 0.292 0.153 0.07 0 NA Deepwater 0.012 0.026 0.036 0.083 0.066 0.025 0.15 0.16 NA Onshore 0.2348 0.2397 0.3004 0.2706 0.2266 0.41 0.43 0.45 International 0.1257 0.1967 0.2689 0.3206 0.4158 0.41 0.36 0.39 NA Onshore GOM Deepwater International

2005 Increase Over 2004 NBL CO #1 CO #2 CO #3 CO #4 CO #5 CO #6 CO #7 CO #8 CO #9 CO #10 CO #11 CO #12 CO #13 CO #14 CO #15 NBL 0.36 0.3096 0.2957 0.1559 0.1429 0.0163 0.014 .-0082 -0.0093 -0.0269 -0.0418 -0.0569 -0.0767 -0.0982 -0.1178 -0.1684 NBL Co. #1 Co. #3 Co. #4 Co. #5 Co. #6 Co. #7 Co. #8 Co. #9 Co. #11 Co. #10 Co. #12 Co. #13 Co. #14 Co. #15 Co. #2 Sector Leading Production Growth

Double-digit Production Growth 2007 Growth Drivers Wattenberg Piceance Teton U. S. Exploration Buffalo Wallow Billy Rose Dumbarton Israel Proforma

Double-digit Production Growth Absent GOM Shelf 2007 Growth Drivers Wattenberg Piceance Teton U. S. Exploration Buffalo Wallow Billy Rose Dumbarton Israel 2003 2004 2005 2006E 2007E GOM Shelf -33 -31 -22 Continuing Operations 58 75 123 178.5 200 Proforma

Note: Total cost includes LOE, production tax, transportation, SG&A and DD&A. Industry Leading Unit Costs Total Costs (Cash + DD&A) 2003 2004 2005 2.37 2.74 3.31 + 40% Peer Group Average 2003 2004 2005 2.59 2.46 2.53 - 2% NBL Ranked 13th of 17 NBL Ranked 1st of 16 Noble Energy

A Compelling Case for Value Accretion A Significantly Restructured Portfolio of Assets High Quality Long-lived Multiple Investment Opportunities A Sector-leading Cost Structure A Net Unrisked Resource Inventory One to Two Times Current Reserves Demonstrated Capability to Continue Replenishment Financial Capacity Skills Reputation and Relationships

Financial Review Chris Tong

Financial Strategy Maintain Investment Grade Rating Strong Coverage Ratios Reduce Debt Per Proved BOE Sustain Financial Flexibility Complete Large Developments Pursue Acquisitions Adjust Portfolio for Optimal Return / Risk Deliver Superior Returns to Our Shareholders Relative to Our Peers

A Strong Financial Performer Rapid Growth Production Earnings Cash Flow Industry-leading Cost Control Substantial Free Cash Flow Balance Sheet De-leveraging

Strong Per Share Metrics [1] Estimate based on midpoint of 2006 company guidance. [2] Estimate based on First Call consensus figures. [3] See company filings for reconciliation of Discretionary Cash Flow to Net Cash provided by Operating Activities.

International Projects and North America Resource Developments Drive Differential Growth [1] Continuing operations. Compound Growth 2002 - 2005 Pretax Income [1] Other International North America Corporate and Other FY02 FY03 FY04 FY05 Corporate and Other -49.7 -69.1 -88 -136.8 North America 20.5 105 294.4 586 North Sea 37.4 42.4 70.3 88.5 Equatorial Guinea 39.3 84.9 162.6 309.2 Israel -2.7 -7.7 32.1 46.5 Other International -16.9 -15 41.7 75.2 $513.0 $140.4 $27.9 $MM $968.7 FY04 FY03 FY02 FY05

Controlling Costs Can Yield Differential Returns DD&A 2003 2004 2005 2006E Peers [1] 7.6 8.68 10.32 NBL 9.18 7.9 7.38 9.55 $ Per BOE Opex + Transportation + SG&A $ Per BOE 2003 2004 2005 2006E Peers [1] 5.72 6.61 7.78 NBL 5.76 6.02 6.33 6.75 [1] Peer data based on third party report.

Capital Efficiency and Discipline Mean Substantial Free Cash Flow DCF Cap Budget Pre-acq Viking FCF Pre-acq NBL 1900 620 208 131 131 1280 412 77 525 656 ($MM) Free Cash Flow 2006E [1] Pre-acquisition Capital GOM Sale Proceeds Acquisition Capital Acquisition Free Cash Flow 2006E [1] Estimate based on First Call consensus figures.

Current Capital Budget Supports Growth in International and North America GOM Deepwater GOM Shelf Corp/Other Onshore International Pie Chart 31 8 1 49 11 GOM Shelf 8% GOM Deepwater 31% Onshore 49% International 11% 2005 $890MM GOM Deepwater GOM Shelf Corp/Other International NA Onshore Pie Chart 9 3 2 27 59 GOM Deepwater 9% International 27% 2006 $1,357MM Onshore 59%

Declining Total Debt-to-book Capital Managing Leverage Through High Growth Periods 2002 2003 2004 2005 1Q06 Target 0.5 0.46 0.32 0.38 0.36 0.33 0.06 0.02 0.02 38 40 32% Net Debt 38% Net Debt 30 - 35% 40% 38% 46% 50% 38% 36% Net Debt Cash Offsetting Debt

Financial Review Total debt Revolving Credit Facility $ 1,470 $ 1,280 5.25% Senior Notes, Due 2014 200 200 7.25% Notes, Due 2023 100 100 8.00% Notes, Due 2027 250 250 7.25% Notes, Due 2097 100 100 Israel Bank Notes, Due 2009 25 105 Money Market Lines 25 - Less: Unamortized Discount (4) (4) $ 2,166 $ 2,031 1Q06 FY05 ($MM)

Financial and Operating Guidance Production MBoepd 190 - 210 180 - 195 145 Proforma Production (MBoepd) - 171 - 186 - Exploration Expense ($MM) 200 - 225 180 - 210 178 SG&A/Boe ($) 2.20 - 2.40 1.90 - 2.20 1.89 O&G Operations/Boe ($) 3.70 - 4.20 4.00 - 4.30 4.12 DD&A/Boe ($) 9.00 - 9.50 9.25 - 9.85 7.38 2006 Guidance 2005 Actual 2007 Guidance

Noble Energy is Delivering Value Issue Trading at a Discount to Peers The Good News Achieved Strategic Objective of Repositioning the Portfolio Strong Financial Position Excellent Operating Performance Favorable Industry Environment Multiple, High-quality Opportunities Actions Continue to Invest in Growth Opportunities Dividend Increased $500 Million Share Repurchase Maintain Financial Flexibility